UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:      811-3372


                        GENERAL MUNICIPAL BOND FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  2/28(9)

Date of reporting period:     8/31/03




(PAGE)



                                   FORM N-CSR

Item 1.      Reports to Stockholders.

      General Municipal
      Bond Fund, Inc.

      SEMIANNUAL REPORT August 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                        The Fund

                                                               General Municipal
                                                                 Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for General Municipal Bond Fund, Inc. covers the six-month period from March 1, 2003, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. However, better economic news took its toll on tax-exempt bonds during the summer. The more interest-rate-sensitive areas of the municipal bond market sold off sharply, causing their prices to decline commensurately.

The recent pickup in municipal bond yields that related to these price declines has, in our opinion, increased their relative attractiveness. We also believe that municipal bonds may become more valuable if states and municipalities raise certain taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enhance the rewards of tax-advantaged investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

HOW DID GENERAL MUNICIPAL BOND FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended August 31, 2003, the fund achieved a -1.05% total return.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a -0.21% total return for the same period.(2) In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was -0.50%.(3)

Despite gains generated by falling interest rates during the first four months of the reporting period, a steep market decline in July produced negative returns for the overall reporting period. The July downturn was the result of better than expected economic growth, which led to concerns among investors that interest rates were unlikely to decline further. The fund's returns trailed those of its Lipper category and benchmark, primarily because of its focus on high-quality, intermediate-maturity bonds during a period of heightened market volatility.

WHAT IS THE FUND'S INVESTMENT APPROACH?

Our goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund posted relatively attractive returns during the first four months of the reporting period as municipal bond yields generally fell in anticipation of the Federal Reserve Board's (the "Fed") interest-rate reduction in late June, which drove short-term rates to a 45-year low of 1%. However, when new data suggested in July that the economy was growing more strongly than most investors expected, bond prices fell sharply, erasing their previous gains. Investors apparently became concerned that rising longer-term yields might erode bond prices, and selling pressure increased. The market decline was particularly severe among higher-quality bonds, which tend to be more influenced by interest-rate trends, and less severe among lower-quality bonds, which tend to be more sensitive to changes in their issuers' credit quality.

Because we have gradually improved the fund's credit profile over time, heightened volatility among high-quality municipal bonds affected the fund's holdings to a greater degree than those of the benchmark. As part of our effort to improve the fund's credit profile, we have reduced the fund's holdings of lower-rated corporate-backed securities.


On the other hand, our management of the fund's average duration helped the fund avoid the full brunt of the July decline. We reduced the fund's average duration in June to a range we consider slightly shorter than average by selling some of the fund's longer-term holdings and redeploying those assets to short- and intermediate-term securities where the fund previously had relatively little representation.

WHAT IS THE FUND'S CURRENT STRATEGY?

We began to see signs in August that higher-quality bonds are rebounding from July's declines, and we have maintained our focus on highly rated securities. In addition, because the Fed has indicated its reluctance to raise short-term interest rates, we believe the fund is positioned to benefit over time from the large yield differences between shorter-term and longer-term securities. At the same time, we are attempting to manage both credit and sector risks effectively by diversifying the fund's holdings more broadly and structuring its holdings to approximate more closely those of its benchmark. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve and new opportunities arise.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--3.0%

Camden Industrial Development Board, Revenue

   (Weyerhaeuser Co.) 6.125%, 12/1/2024                                                       1,500,000                1,511,745

Jefferson County, Sewer Revenue:

   5.25%, 2/1/2023 (Insured; FGIC)
      (Prerefunded 8/1/2012)                                                                  2,055,000  (a)           2,271,926

   5.125%, 2/1/2039 (Insured; FGIC)
      (Prerefunded 2/1/2009)                                                                  4,000,000  (a)           4,441,520

   5%, 2/1/2042 (Insured; FGIC)
      (Prerefunded 8/1/2012)                                                                  3,030,000  (a)           3,293,065

ARIZONA--1.0%

Arizona School Facilities Board, State School

   Improvement Revenue 5.25%, 7/1/2020                                                        2,500,000                2,610,300

Glendale Industrial Development Authority

   (Midwestern University) 5.875%, 5/15/2031                                                  1,000,000                1,024,540

ARKANSAS--1.2%

Lake Hamilton School District Number 5

   5.50%, 4/1/2029 (Insured; AMBAC)                                                           4,600,000                4,705,340

CALIFORNIA--8.3%

California Pollution Control Financing Authority, PCR:

   10.734%, 6/1/2014                                                                          6,355,000  (b,c)         8,240,656

   (Southern California Edison) 7%, 2/28/2008                                                 2,500,000                2,526,875

California Department of Water Resources,

  Power Supply Revenue 5.375%, 5/1/2018

   (Insured, AMBAC)                                                                           5,280,000                5,602,555

Los Angeles Unified School District

   5.25%, 7/1/2020 (Insured; FSA)                                                             4,000,000                4,169,840

Metropolitan Water District of Southern California,

   Waterworks Revenue 5%, 7/1/2037                                                            1,000,000                  972,740

Orange County Water District, Revenue, COP

   5%, 8/15/2028 (Insured; MBIA)                                                              5,000,000                4,940,150

Sacramento Municipal Utility District, Electric Revenue

   5.25%, 7/01/2028 (Prerefunded 7/1/2004)                                                    5,115,000  (a)           5,348,807

COLORADO--4.5%

Broomfield, COP (Open Space Park and Recreation

   Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)                                              1,000,000                1,062,130

Colorado Educational and Cultural Facilities Authority,

  LR (Community Colleges of Colorado Project)

   5.50%, 12/1/2021 (Insured; AMBAC)                                                          1,100,000                1,164,108

Colorado Housing Finance Authority,
   Single Family Program

   7.15%, 10/1/2030 (Insured; FHA)                                                              530,000                  561,667


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

E-470 Public Highway Authority, Revenue

   5.75%, 9/1/2035 (Insured; MBIA)                                                            5,500,000                5,914,645

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,134,000

Northwest Parkway Public Highway Authority, Revenue

   7.125%, 6/15/2041                                                                          3,500,000                3,492,650

CONNECTICUT--2.3%

Connecticut State Health and Educational
  Facilities Authority, Revenue:

      (Saint Francis Hospital and Medical Center)
         5.50%, 7/1/2017                                                                      4,040,000                4,303,489

      (University of Hartford) 5.625%, 7/1/2026                                               4,345,000                4,601,616

DISTRICT OF COLUMBIA--1.7%

District of Columbia Convention Center Authority,

   Dedicated Tax Revenue
   5%, 10/1/2021 (Insured; AMBAC)                                                             6,500,000                6,561,490

FLORIDA--2.3%

Florida Department of Environmental Protection,
  Preservation Revenue (Florida Forever Program)

   5%, 7/1/2015 (Insured; FGIC)                                                               5,000,000                5,338,400

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           3,385,000                3,522,837

GEORGIA--1.8%

Atlanta and Fulton County Recreation Authority, Revenue

  (Downtown Arena Public Improvement)

   5.375%, 12/1/2026 (Insured; MBIA)                                                          2,180,000                2,239,122

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,556,212

ILLINOIS--1.3%

Illinois Health Facilities Authority, Health Hospital and Nursing

  Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                                           4,850,000                4,903,156

KANSAS--.7%

Kansas Development Finance Authority, Revenue

  (Board of Regents-Scientific Resources) 5%, 10/1/2023

   (Insured; AMBAC)                                                                           2,500,000                2,510,925

KENTUCKY--3.5%

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,245,305

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY (CONTINUED)

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                6,958,260

LOUISIANA--.8%

Parish of Saint James, SWDR
   (Freeport-McMoRan Partnership Project)
   7.70%, 10/1/2022                                                                           3,390,000                3,204,770

MARYLAND--1.5%

Maryland Community Development Administration
   Department of Community Development
   12.04%, 4/1/2026                                                                           2,542,000  (b,c)         2,719,355

Pontiac Tax Increment Finance Authority, Revenue

   (Development Area Number 3)
   6.25%, 6/1/2022                                                                            3,250,000                3,136,673

MICHIGAN--11.4%

Michigan Building Authority, Revenue

   9.89%, 10/15/2017                                                                          5,000,000  (b,c)         5,738,500

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,233,932

Dickinson County Healthcare Systems, HR

   5.80%, 11/1/2024 (Insured; ACA)                                                            2,950,000                3,000,563

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (a)           2,314,220

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (a)           5,683,816

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (a)           9,005,440

Michigan Strategic Fund, SWDR
   (Genesee Power Station Project)
   7.50%, 1/1/2021                                                                            6,900,000                6,454,881

Romulus Economic Development Corp.,
   Economic Development Revenue
   (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon
   Property Co. Inc.)                                                                         5,000,000                6,148,050

MINNESOTA--1.6%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,079,940

Minnesota Housing Finance Agency, SFMR

   5.95%, 1/1/2017                                                                            1,820,000                1,897,914

Northfield, HR 6%, 11/1/2026                                                                  2,000,000                1,991,120


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI--3.4%

Missouri Development Finance Board, Infrastructure

   Facilities Revenue 5.375%, 12/1/2027                                                       2,470,000                2,420,600

Missouri Health and Educational Facilities Authority,

  Health Facilities Revenue (Saint Anthony's Medical

   Center) 6.125%, 12/1/2019                                                                  4,000,000                4,172,320

Missouri Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                                     660,000                  684,169

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                5,841,960

NEW JERSEY--4.2%

Casino Reinvestment Development Authority,

   Parking Fee Revenue 5%, 10/1/2021 (Insured; AMBAC)                                         8,000,000                8,087,120

Hudson County, COP (Correctional Facility)

   5%, 12/1/2021 (Insured; MBIA)                                                              6,000,000                6,129,300

New Jersey Economic Development Authority, Special

  Facility Revenue (Continental Airlines In. Project)

   7%, 11/15/2030                                                                             2,000,000                1,658,000

NEW YORK--8.2%

New York City 5.75%, 8/1/2011 (Insured; MBIA)                                                 5,000,000                5,655,250

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 5%, 2/1/2031                                                    5,000,000                4,901,050

New York State Dormitory Authority, Revenue:

  (Rochester Institute of Technology)

      5.25%, 7/1/2024 (Insured; AMBAC)                                                        3,345,000                3,426,752

   (State University Educational Facilities)

      7.50%, 5/15/2013                                                                        2,500,000                3,143,250

Tobacco Settlement Financing Corp., Asset Backed

   5.25%, 6/1/2021 (Insured; AMBAC)                                                           3,000,000                3,081,600

Triborough Bridge and Tunnel Authority,
   Highway Toll Revenues

   5.50%, 1/1/2017 (Insured; MBIA)                                                           10,000,000               11,159,300

NORTH CAROLINA--2.4%

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026 (Insured; ACA)                                              5,000,000                5,408,850

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,083,320

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,776,741

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--9.8%

Cincinnati, Water System Revenue:

   5%, 12/1/2020                                                                              2,420,000                2,461,043

   5%, 12/1/2021                                                                              3,825,000                3,870,058

Cleveland-Cuyahoga County Port Authority, Revenue

   7.35%, 12/1/2031                                                                           3,000,000                3,089,820

Cuyahoga County, HR (Metrohealth Systems Project):

   6.15%, 2/15/2029                                                                           3,115,000                3,210,755

   (Canton Inc. Project) 7.50%, 1/1/2030                                                      7,000,000                7,631,960

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                5,230,727

Mahoning County Hospital Facilities, Revenue

   (Forum Health Obligated Group) 6%, 11/15/2032                                              2,750,000                2,809,702

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         3,645,000                3,815,404

Ohio Water Development Authority,
   Pollution Control Facilities Revenue
   (Cleveland Electric) 6.10%, 8/1/2020

   (Insured; ACA)                                                                             3,000,000                3,124,020

University of Cincinnati, General Receipts

   5%, 6/1/2022 (Insured; MBIA)                                                               2,000,000                2,018,920

OKLAHOMA--1.8%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                6,887,840

OREGON--1.0%

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,849,265

PENNSYLVANIA--4.8%

Allegheny County Sanitation Authority, Sewer Revenue

   5.375%, 12/1/2024 (Insured; MBIA)                                                         13,700,000               14,109,082

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,306,156

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                         355,000                  355,437

SOUTH CAROLINA--.8%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           3,000,000                3,101,070


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--.4%

Knox County Health Educational and Housing Facilities Board,

  Hospital Facilities Revenue (Baptist Health System

   of East Tennessee) 6.50%, 4/15/2031                                                        1,500,000                1,519,650

TEXAS--5.7%

Austin Convention Enterprises Inc., Convention Center:

   6.70%, 1/1/2028                                                                            5,000,000                5,166,200

   Trust Certificates 5.75%, 1/1/2032                                                         3,855,000                3,960,203

Harris County, Toll Road 5%, 8/1/2033                                                         4,350,000                4,215,324

Texas Turnpike Authority, Central Texas Turnpike

   System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                           3,500,000                3,709,685

Tomball Hospital Authority, Revenue (Tomball

   Regional Hospital) 6%, 7/1/2029                                                            1,600,000                1,547,888

Wichita Falls, Water and Sewer Revenue

   5.375%, 8/1/2024 (Insured; AMBAC)                                                          3,000,000                3,081,600

UTAH--.8%

Carbon County, SWDR (Sunnyside Cogeneration Project)

   7.10%, 8/15/2023                                                                           3,196,000                3,026,452

WASHINGTON--3.4%

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               13,070,865

WEST VIRGINIA--.7%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,684,100

WISCONSIN--2.8%

Badger Tobacco Asset Securitization Corp., Asset Backed

   7%, 6/1/2028                                                                              10,000,000                8,702,000

Wisconsin Health and Educational Facilities Authority,

   Revenue (Aurora Health Care) 6.40%, 4/15/2033                                              2,000,000                1,999,800

WYOMING--.7%

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,616,175

U.S. RELATED--1.2%

Puerto Rico Highway and Transportation Authority,

   Highway Revenue 5%, 7/1/2010                                                               4,200,000                4,549,482
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $365,229,446)                                                             99.1%              378,689,510

CASH AND RECEIVABLES (NET)                                                                          .9%                3,282,900

NET ASSETS                                                                                       100.0%              381,972,410

                                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


Summary of Abbreviations
ACA            American Capital Access                            GNMA          Government National Mortgage
AMBAC          American Municipal Bond                                            Association
                 Assurance Corporation                            HR            Hospital Revenue
COP            Certificate of Participation                       LR            Lease Revenue
FGIC           Financial Guaranty Insurance                       MBIA          Municipal Bond Investors Assurance
                   Company                                                        Insurance Corporation
FHA            Federal Housing Administration                     MFHR          Multi-Family Housing Revenue
FNMA           Federal National Mortgage                          PCR           Pollution Control Revenue
                  Association                                     SFMR          Single-Family Mortgage Revenue
FSA            Financial Security Assurance                       SWDR          Solid Waste Disposal Revenue




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              54.3

AA                               Aa                              AA                                               14.8

A                                A                               A                                                13.4

BBB                              Baa                             BBB                                               8.4

BB                               Ba                              BB                                                1.6

B                                B                               B                                                  .4

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      7.1
                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003, THESE SECURITIES AMOUNTED TO $16,698,511 OR 4.4% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           365,229,446   378,689,510

Interest receivable                                                   5,686,047

Prepaid expenses                                                         17,774

                                                                    384,393,331
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           244,261

Cash overdraft due to Custodian                                       1,958,056

Payable for shares of Common Stock redeemed                              95,935

Accrued expenses and other liabilities                                  122,669

                                                                      2,420,921
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      381,972,410
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     404,074,460

Accumulated undistributed investment income--net                        629,626

Accumulated net realized gain (loss) on investments                (36,191,740)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,460,064
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      381,972,410
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      29,201,361

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.08

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,283,753

EXPENSES:

Management fee--Note 3(a)                                            1,109,198

Distribution fees and prospectus--Note 3(b)                            404,360

Shareholder servicing costs--Note 3(b)                                 126,878

Professional fees                                                       28,981

Custodian fees                                                          22,755

Registration fees                                                       14,530

Shareholders' reports                                                   10,794

Directors' fees and expenses--Note 3(c)                                  7,273

Loan commitment fees--Note 2                                             1,800

Miscellaneous                                                           11,614

TOTAL EXPENSES                                                       1,738,183

INVESTMENT INCOME--NET                                               9,545,570
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,244,348)

Net unrealized appreciation (depreciation) on investments          (9,049,850)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (13,294,198)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,748,628)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2003         Year Ended
                                              (Unaudited)  February 28, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,545,570          20,552,195

Net realized gain (loss) on investments       (4,244,348)         (12,129,518)

Net unrealized appreciation
   (depreciation) on investments              (9,049,850)          12,299,296

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (3,748,628)          20,721,973
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (9,441,128)         (20,466,751)

Net realized gain on investments                (150,408)             (27,295)

TOTAL DIVIDENDS                               (9,591,536)         (20,494,046)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  31,270,376         91,279,924

Dividends reinvested                            6,666,542         14,154,077

Cost of shares redeemed                      (49,155,242)       (112,237,315)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (11,218,324)         (6,803,314)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,558,488)         (6,575,387)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           406,530,898          413,106,285

END OF PERIOD                                 381,972,410          406,530,898

Undistributed investment income--net              629,626                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,334,071           6,783,769

Shares issued for dividends reinvested            497,615           1,052,207

Shares redeemed                               (3,664,145)          (8,333,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (832,459)            (497,625)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Six Months Ended                  Fiscal Year Ended February,
                                               August 31, 2003     -----------------------------------------------------------------
                                                   (Unaudited)     2003         2002(a)         2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.54         13.53        13.69          13.03          14.57         14.95

Investment Operations:

Investment income--net                                 .32(b)        .68(b)       .72(b)         .73            .73           .74

Net realized and unrealized
   gain (loss) on investments                         (.45)          .01         (.17)           .66          (1.42)         (.09)

Total from Investment Operations                      (.13)          .69          .55           1.39           (.69)          .65

Distributions:

Dividends from investment
   income--net                                        (.32)         (.68)        (.71)          (.73)          (.73)         (.74)

Dividends from net realized
   gain on investments                                (.01)         (.00)(c)     (.00)(c)         --           (.12)         (.29)

Total Distributions                                   (.33)         (.68)        (.71)          (.73)          (.85)        (1.03)

Net asset value, end of period                       13.08         13.54        13.53          13.69          13.03         14.57
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (1.05)(d)      5.23         4.14          10.92          (4.81)         4.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .86(e)        .85          .86            .87            .87           .86

Ratio of net investment
   income to average net assets                       4.72(e)       5.05         5.30           5.44           5.29          5.04

Portfolio Turnover Rate                              30.03(d)      56.52        56.87          43.00          47.10         99.51
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     381,972       406,531      413,106        426,067        438,827       575,213

(A)  AS REQUIRED,  EFFECTIVE  MARCH 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01,  DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     5.23% TO 5.30%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO MARCH 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal personal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the
"Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,007 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $31,241,048 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2003. If not applied, $11,286,399 of the carryover expires in fiscal 2008, $7,626,423 expires in fiscal 2009 and $12,328,226 expires in fiscal 2011.


The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2003 was as follows: tax exempt income $20,466,751 and ordinary income $27,295. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11-2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended August 31, 2003, the fund was charged $404,360 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $86,608 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000, an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2003, redemption fees charged and retained by the fund amounted to $5,440.


NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $117,998,422 and $126,295,027, respectively.

At  August  31, 2003, accumulated net unrealized appreciation on investments was
$13,460,064,   consisting  of  $17,371,435  gross  unrealized  appreciation  and
$3,911,371 gross unrealized depreciation.

At August 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                   For More Information

                        General Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  106SA0803



Item 2.      Code of Ethics.

                Not applicable.

Item 3.      Audit Committee Financial Expert.

                Not applicable.

Item 4.      Principal Accountant Fees and Services.

                Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                Not applicable.

Item 6.      [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                Not applicable.

Item 8.      [Reserved]

Item 9.      Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL MUNICIPAL BOND FUND, INC.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /S/ STEPHEN E. CANTER
       Stephen E. Canter
       Chief Executive Officer

Date:  October 24, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  October 24, 2003



(PAGE)


                                  EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.